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                                                                   EXHIBIT 23(b)


                       CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
Rohm and Haas Company:



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 22, 1999, which is included in the Annual Report on Form 10-K of Rohm and Haas Company for the year ended December 31, 1998.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March  5, 1999